================================================================================

                           SCHEDULE 14A INFORMATION
                                (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. N/A)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        CITIZENS BANCSHARES CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                        CITIZENS BANCSHARES CORPORATION
                        175 John Wesley Dobbs Avenue, NE
                            Atlanta, Georgia  30303
                                 (404) 659-5959



                                  May 8, 1998



To the Shareholders of CITIZENS BANCSHARES CORPORATION:

     You are cordially invited to attend the Annual Shareholders' Meeting of Citizens Bancshares Corporation (the "Company") to be held on Wednesday, May 27, 1998. Official Notice of the meeting, the Proxy Statement of management of the Company and the Company's 1997 Annual Report accompany this letter.

     The principal purpose of the meeting is to elect directors of the Company for the coming year. We will also review the operations and recent developments of the Company and the Bank for the past year.

     Whether or not you plan to attend the meeting, please mark, date and sign the enclosed form of proxy, and return it to the Company in the envelope provided as soon as possible so that your shares can be voted at the Annual Meeting.

                                     Very truly yours,



                                     James E. Young
                                     President and Chief Executive Officer

                        CITIZENS BANCSHARES CORPORATION
                        175 John Wesley Dobbs Avenue, NE
                            Atlanta, Georgia  30303
                                 (404) 659-5959



                        NOTICE OF THE ANNUAL MEETING TO
                              BE HELD MAY 27, 1998



To the Shareholders of CITIZENS BANCSHARES CORPORATION:

     Notice is hereby given that the Annual Shareholders' Meeting of Citizens Bancshares Corporation will be held on Wednesday, May 27, 1998, at 11:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, NE, Atlanta, Georgia, for the following purpose:

     (1) To elect six (6) directors (to serve until the next annual meeting and until their successors are elected and qualified).

     (2) To transact such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 27, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting.

     All shareholders are requested to mark, date, sign and return the enclosed form of proxy as soon as possible. If you attend the meeting and wish to vote your shares in person, you may do so at any time before the proxy is exercised.

                               By Order of the Board of Directors,



                               James E. Young
                               President and Chief Executive Officer



May 8, 1998

                                PROXY STATEMENT
                                       OF
                        CITIZENS BANCSHARES CORPORATION
                       for the Annual Meeting to be Held
                                  May 27, 1998

                      ___________________________________


                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Shareholders' Meeting and at any adjournments thereof. The Shareholders' Meeting will be held on Wednesday, May 27, 1998 at 11:00 a.m., at the Atlanta Life Insurance Company, Herndon Plaza, 100 Auburn Avenue, NE, Atlanta, Georgia. The purpose of the Annual Shareholders' Meeting of the Company is to elect six (6) directors for a one-year term until the next annual meeting.

     The accompanying form of proxy is for use at the Annual Shareholders' Meeting of the Company. A shareholder may use this proxy if he or she is unable to attend the meeting in person or wishes to have his or her shares voted by proxy even if the shareholder does attend the meeting. Shareholders who sign proxies have the right to revoke them at any time before they are voted either by written notice of revocation which is received at the Company's Main Office before the meeting or by the Secretary at the meeting or by attending the meeting and voting in person. All shares represented by valid proxies received pursuant to this solicitation and not revoked before they are exercised will be voted as directed, and where no direction is given, the shares represented by such proxies will be voted for the election of directors listed thereon. The Board of Directors of the Company is not aware of any other matters which may be presented for action at the meeting, but if other matters do properly come before the meeting, it is intended that shares represented by proxies will be voted by the persons named in the proxies in accordance with their best judgment.

     Solicitation of proxies may be made in person or by mail, telephone or facsimile by directors, officers and regular employees of the Company or Citizens Trust Bank (the "Bank") who will not be specially compensated for such solicitations. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward solicitation materials to beneficial owners and to secure their voting instructions, if necessary, and will be reimbursed for their expenses incurred in sending proxy materials to beneficial owners. The Company will bear the cost associated with solicitation of proxies and other expenses associated with the Shareholders' Meeting.

                         Record Date and Voting Rights

     Each shareholder of record of the Company at the close of business on April 27, 1998 (the "Record Date") is entitled to notice of and to vote at the Shareholders' Meeting. As of the close of business on the Record Date, the Company had 5,000,000 shares of common stock ("Common Stock"), $1.00 par value, authorized, of which 2,164,065 shares were issued and outstanding and held of record by 1,650 shareholders. Each such share is entitled to one vote on matters to be presented at the meeting.


                             ELECTION OF DIRECTORS

                                    Nominees

     The Board proposes that the slate of directors who have served since the merger of First Southern Bancshares, Inc. into the Company on January 30, 1998 be reelected as directors of the Company to serve an additional one-year term and until their successors are duly elected and qualified. If any of these nominees should become unavailable to serve as a director (which is not now anticipated), then the persons named as proxies reserve full discretion to vote for any other person or persons as may be nominated. The affirmative vote of a majority of the shares voted is required for the election of directors.

     The table below sets forth for each director nominee (a) the person's name,
(b) his or her age at March 1, 1998, (c) the year he or she was first elected as a director, and (d) his or her position with the Company other than as a director and his or her other business experience for the past five years.

                               Director Nominees

                     To Serve a Term of One Year Until 1999

                                                         Year
                                                         First            Position with the Company;
              Name                         Age          Elected              Business Experience
              ----                         ---          -------              -------------------
Herman J. Russell                          67           1972       Chairman of the Board of the Company;
                                                                   Chairman of the Board of H.J. Russell &
                                                                   Co. (construction, real estate and
                                                                   wholesale building supplies distributor )

Gregory T. Baranco /1/                     49           1998       Vice Chairman of the Board of the
                                                                   Company; President, Baranco Pontiac-GMC
                                                                   Truck, Inc. (automotive dealer);
                                                                   Chairman of the Board of Atlanta Life

                                                       Year
                                                       First            Position with the Company;
              Name                       Age          Elected              Business Experience
              ----                       ---          -------              -------------------
                                                               Insurance Company; previously Chairman
                                                               of the Board of First Southern
                                                               Bancshares, Inc. and First Southern Bank

Thomas E. Boland                         63             1995   Special Counsel to the President of
                                                               Mercer University; previously Chairman
                                                               of the Board of Wachovia Bank of Georgia

Bernard H. Bronner /1/                   37             1998   President, Bronner Brothers , Inc. (hair
                                                               care products); President, Upscale
                                                               Magazine

Johnnie L. Clark                         66             1982   Acting President and Chief Executive
                                                               Officer of the Company from July 1997 to
                                                               January 1998; previously Professor of
                                                               Accounting at Kennesaw State College

James E. Young /2/                       48             1998   President and Chief Executive Officer of
                                                               the Company; previously President and
                                                               Chief Executive Officer of First
                                                               Southern Bancshares, Inc. and First
                                                               Southern Bank

__________________
/1/ Has served as a director of First Southern Bancshares, Inc. (which merged with the Company on January 30, 1998) and First Southern Bank since 1989.

/2/ Has served as a director of First Southern Bancshares, Inc. (which merged with the Company on January 30, 1998) and First Southern Bank since 1993.


               Meetings of Committees and the Board of Directors

     During the year ended December 31, 1997, the Board of Directors of the Company held three meetings. Every director attended all of the Board meetings. In addition, the Board of Directors of the Bank held twelve meetings in 1997.

     The Board of Directors of the Company does not have standing Audit, Compensation or Nominating Committees.

     While the Board of Directors of the Company does not have a standing Nominating Committee nor a formal procedure for individual shareholders to submit recommendations of persons to be considered as directors of the Company, the Board will consider any such recommendation if delivered in writing to James
E. Young, Citizens Bancshares Corporation, 175 John Wesley Dobbs Avenue, NE, Atlanta, Georgia 30303.

                               Principal Officers

     The table set forth below shows for each principal officer of the Company
(a) the person's name, (b) his age at March 1, 1998, (c) the year he was first elected as an officer of the Company, and (d) his present position with the Company and the Bank and other business experience for the past five years, if he has been employed by the Company or the Bank for less than five years.

                                                       Year
                                                       First              Position with the Company;
              Name                       Age          Elected                Business Experience
              ----                       ---          -------                -------------------
James E. Young                           48            1998           President and Chief Executive Officer of
                                                                      the Company and the Bank; previously
                                                                      President and Chief Executive Officer of
                                                                      First Southern Bancshares, Inc. and
                                                                      First Southern Bank (1993-1998)

Willard C. Lewis                         36            1998           Senior Executive Vice President and
                                                                      Chief Operating Officer of the Company
                                                                      and Bank; previously Executive Vice
                                                                      President and Chief Operating Officer of
                                                                      First Southern Bancshares, Inc. and
                                                                      First Southern Bank (1991-1998)

Samuel J. Cox                            40            1998           Senior Vice President and Director of
                                                                      Finance and Accounting of the Company
                                                                      and the Bank; previously Controller of
                                                                      First Southern Bancshares, Inc. and
                                                                      First Southern Bank (1996-1998); Manager
                                                                      of Audit and Computer Consulting, Banks,
                                                                      Finley, White & Co. (1993-1995)

                             EXECUTIVE COMPENSATION

     The following table sets forth certain summary information concerning the compensation paid to Dr. Johnnie L Clark who served as Acting Chief Executive Officer of the Company from July 1997 through January, 1998, William Gibbs who served as Chief Executive Officer of the Company and the Bank until July 1997, and Edward N. Williams who served as Senior Executive Vice President and Chief Operating Officer of the Bank until January 30, 1998.

                            Cash Compensation Table

                                                          Annual
                                                       Compensation /1/
                                                       ------------              All Other
   Name and Principal Position        Year      Salary ($)        Bonus ($)    Compensation ($)
   ---------------------------        ----      ---------         --------     ---------------
Johnnie L. Clark, Acting Chief        1997      $68,500/2/            --        $24,700/3/
Executive Officer

William L. Gibbs, President and       1997      $137,000              --            --
Chief Executive Officer               1996      $141,943           $24,000      $ 3,000/4/
                                      1995      $132,096            $7,000      $   977/4/

Edward N. Williams, Senior Vice       1997      $103,500                            --
President and Chief Operating         1996      $103,500                        $11,000/5/
Officer

__________________
/1/ Information with respect to certain perquisites and other personal benefits has been omitted because the aggregate value of such items does not meet the minimum amount required for disclosure under regulations adopted by the Securities and Exchange Commission ("SEC"). The Company has not awarded any restricted stock or long-term incentives. Accordingly, columns relating to such awards have been omitted.

/2/ Consists of $34,250 paid in salary in 1997 and $34,250 paid as of January 30, 1998, the effective date of the merger of First Southern Bancshares, Inc. into the Company.

/3/ Consists of $24,700 directors' fees from the Company and the Bank.

/4/ Consists of payment of premiums on life insurance policy.

/5/ Consists of reimbursement for relocation expenses and taxes thereon.

          After the merger of First Southern Bancshares, Inc. with and into the Company, which was effective on January 30, 1998, James E. Young became President and Chief Executive Officer of the Company. Mr. Young has entered into an employment agreement with the Company which provides for a salary of $150,000 and incentive compensation contingent upon certain performance goals being met. The agreement also provides for an option to purchase 17,500 shares of Common Stock to be vested over a five-year term at an exercise price of $9.88 per share.

                                 Director Fees

          The directors of the Company receive fees in the amount of $300.00 per meeting for their service as directors of the Company.


                              CERTAIN TRANSACTIONS

          The Company's directors and principal officers, their immediate family members and certain companies and other entities associated with them, have been customers of and have had banking transactions with the Bank and are expected to continue such relationships in the future. In the opinion of management, the extensions of credit made by the Bank to such individuals, companies and entities (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and (c) did not involve more than a normal risk of collectibility or present other unfavorable features.


                      BENEFICIAL OWNERSHIP OF COMMON STOCK

                       Principal Holders of Common Stock

          The following table sets forth the persons who beneficially owned, at March 1, 1998, more than five percent of outstanding shares of Common Stock to the best information and knowledge of the Company. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his shares.

Name and Address           Amount and Nature of     Percent
of Beneficial Owner        Beneficial Ownership/1/  of Class
-------------------        --------------------     ---------
Herman J. Russell                  573,601          26.51%
504 Fair Street, S.W.
Atlanta, Georgia 30313

__________________
/1/ The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

                        Common Stock Owned by Management

          The following table sets forth the number and percentage ownership of shares of Common Stock beneficially owned by each director of the Company and by all directors and principal officers as a group, at March 1, 1997. Unless otherwise indicated, each person is the record owner of and has sole voting and investment powers over his or her shares.

                                        Number of Shares             Percent
         Name of Director             Beneficially Owned/1/          Of Class
         ----------------             ------------------             --------
Herman J. Russell                           573,601                   26.51%
504 Fair Street, S.W.
Atlanta, Georgia 30313

Gregory T. Baranco                           72,503/2/                 3.35%
4070 Sandy Lake Drive
Lithonia, Georgia 30038

Thomas E. Boland                                500                       *
3001 Mercer University Drive
Atlanta, Georgia 30341

Bernard H. Bronner                            8,594/3/                    *
594 Fielding Lane
Atlanta, Georgia 30311

Johnnie L. Clark                             15,953                       *
2794 Chaucer Drive, S.W.
Atlanta, Georgia 30311

James E. Young                                  377                       *
647 Master Drive
Stone Mountain, Georgia 30032

All directors and principal
officers as a group (8 persons)             671,528                   31.03%

------------------
*Represents less than 1%.

/1/ The information shown above is based upon information furnished to the Company by the named persons. Information relating to beneficial ownership of Common Stock is based upon "beneficial ownership" concepts set forth in rules promulgated under the Securities Act of 1934, as amended. Under such rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to dispose or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any security of which that person has the right to acquire beneficial ownership within 60 days. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. The shares of Common Stock issuable upon exercise of the vested portion of any outstanding options held by the indicated named persons are assumed to be outstanding for the purpose of determining the percentage of shares beneficially owned by those persons.

/2/ Consists of (a) 13,722 shares owned of record by Mr. Baranco , (b) 54,740 shares owned jointly with his spouse, and (c) 4,041 shares held in Mr. Baranco's self-directed IRA.

/3/ Consists of (a) 8,067 shares owned of record by Mr. Bronner and (b) 527 shares owned by Bronner Brothers, Inc., a company controlled by Mr. Bronner.

               Compliance with Section 16(a) of the Exchange Act

          To the Company's knowledge, based solely upon a review of copies of Reports of Beneficial Ownership and Changes in Beneficial Ownership furnished to it and representations that no other reports were required, its directors, executive officers, and greater than ten percent shareholders have complied with applicable Section 16(a) filing requirements.


                               ACCOUNTING MATTERS

          Porter Keadle Moore LLP, Atlanta, Georgia, certified public accountants, has been appointed by the Board of Directors of the Company to examine the financial statements of the Company as of and for the year ended December 31, 1997. The Board of Directors intends to continue the services of this firm for the year ending December 31, 1998. A representative of Porter Keadle Moore LLP is expected to be present at the meeting to respond to any appropriate questions and to make a statement if the representative desires to do so.


                             SHAREHOLDER PROPOSALS

          Any shareholder of the Company wishing to submit a proposal for action at the next annual meeting of shareholders of the Company, and desiring inclusion of the same in management's proxy materials, must provide a written copy of the proposal to management not later than December 31, 1998. Any such proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission.


                             AVAILABLE INFORMATION


          A copy of the Company's Annual Report to Shareholders on Form 10-KSB (the "Form 10-KSB") is available upon request (except for the exhibits thereto) without charge. Shareholders may request a copy of the Form 10-KSB by contacting Willard C. Lewis, Citizens Bancshares Corporation, 175 John Wesley Dobbs Avenue, NE, Atlanta, Georgia 30303 (Telephone: (404) 659-5959).

CITIZENS BANCSHARES CORPORATION

            PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL
               MEETING OF SHAREHOLDERS TO BE HELD ON MAY 27, 1998

     The undersigned hereby appoints Willard C. Lewis and Annette G. Petty as proxies, each with the power to appoint his substitute, and hereby authorizes them, and each of them, to represent and vote, as designated on the reverse, all the shares of common stock of Citizens Bancshares Corporation held of record by the undersigned on April 27, 1998 at the Annual Meeting of Stockholders to be held on May 27, 1998 or any adjournments thereof.

Proposal:  To elect the following persons to serve as directors for a one-year term until the next annual meeting:

           Nominees:    Herman J. Russell               Bernard H. Bronner
                        Gregory T. Baranco              Johnnie L. Clark
                        Thomas E. Boland                James E. Young


[_] For All Nominees      [_] Withhold Authority to Vote for All Nominees Listed
                              Above

To withhold authority to vote for any nominee, write that nominee's name below:


--------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION TO THE CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS WHICH MAY COME BEFORE THE SPECIAL MEETING.

     If stock is held in the name of more than one person, all holders should sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                         Date:__________________________________

                                         _______________________________________
                                         Name(s) of Shareholder(s)

                                         _______________________________________
                                         Signature(s) of Shareholder(s)

Please mark, date and sign this Proxy, and return it in the enclosed return-addressed envelope. No postage is necessary.